SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x]   Preliminary Proxy Statement        [  ]  Confidential, for Use of the
                                               Commission Only (as permitted by
[  ]  Definitive Proxy Statement               Rule 14a-6(e)(2)

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          VISUAL DATA CORPORATION
                          -----------------------
               (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  ______________________________________________________________
         (2)      Aggregate number of securities to which transaction applies:

                  ______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ______________________________________________________________

         (4)      Proposed maximum aggregate value of transaction:

                  ______________________________________________________________

         (5)      Total fee paid:

                  ______________________________________________________________

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

                  ______________________________________________________________
         (2)      Form, Schedule or Registration Statement No.:

                  ______________________________________________________________
         (3)      Filing Party:

                  ______________________________________________________________
         (4)      Date Filed:

                  ______________________________________________________________

                             VISUAL DATA CORPORATION
                           1291 Southwest 29th Avenue
                          Pompano Beach, Florida 33069
                  Telephone 954-917-6655 Facsimile 954-917-6660

                                                            July __, 1998

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of the Stockholders of Visual Data Corporation to be held on ___, August ___, 1998 at 9:00 a.m. at the Company's offices at 1291 Southwest 29th Avenue, Pompano Beach, Florida 33069.

         We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                    Sincerely,

                                    /s/ Randy S. Selman
                                    --------------------------------------
                                    Randy S. Selman
                                    President and Chief Executive Officer

                                                    PRELIMINARY PROXY STATEMENT

                             VISUAL DATA CORPORATION
                           1291 SOUTHWEST 29TH AVENUE
                          POMPANO BEACH, FLORIDA 33069

                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON AUGUST , 1998

         Notice is hereby given that a Special Meeting of the Stockholders of Visual Data Corporation (the "Company") will be held at the Company's offices, 1291 Southwest 29th Avenue, Pompano Beach, Florida 33069, at 9:00 a.m. on ___, August ___, 1998 for the following purposes:

         1. To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding Common Stock of the Company upon the conversion of the Company's Series A Convertible Preferred Stock ("Series A Convertible Preferred Stock"), and to approve such other matters as may come before the meeting which are incident to the meeting.

         Holders of shares of the Company's Common Stock of record at the close of business on July 6, 1998 will be entitled to notice of and to vote at the meeting.

         Stockholders unable to attend the Special Meeting in person are required to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company prior to the commencement thereof. Stockholders who received the Proxy through an intermediary must delivery the Proxy in accordance with the instructions given by such intermediary.

                                        By Order of the Board of Directors
                                        /s/ Randy S. Selman
                                        ------------------------------------
                                        Randy S. Selman, President and Chief
                                        Executive Officer
July  ___, 1998

THE PROXY WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                                    PRELIMINARY PROXY STATEMENT

                             VISUAL DATA CORPORATION
                           1291 SOUTHWEST 29TH AVENUE
                          POMPANO BEACH, FLORIDA 33069

                          (PRINCIPAL EXECUTIVE OFFICE)
                               -------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS

                               -------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Visual Data Corporation (the "Company") for use at a Special Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's offices, 1291 Southwest 29th Avenue, Pompano Beach, Florida 33069, at 9:00 a.m. on ____, August ____, 1998, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July , 1998.

         The close of business on July 6, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 3,300,435 shares of the Company's common stock, par value $.0001 per share ("Common Stock"), issued and outstanding and entitled to vote at the Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the stockholders present at the Meeting or represented by proxy have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjournment Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         The affirmative vote of a majority of the shares of Common Stock, present in person or by proxy at the Meeting are required for approval of Proposal 1. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK, AND SUCH OTHER MATTERS WHICH ARE INCIDENT TO THE CONDUCT OF THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

                                   Proposal 1

         TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE
             PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK

The Series A Convertible Preferred Stock

         On May 8, 1998 (the "Initial Closing Date") the Company sold an aggregate 150 shares of its Series A Convertible Preferred Stock ("Series A Convertible Preferred Stock"), at a purchase price of $5,000 per share ("Purchase Price"), to Themis Partners, L.P., a Delaware limited partnership ("Themis") and Heracles Fund ("Heracles"), a corporation domiciled in the Cayman Islands, each an unaffiliated third party in a private transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act. The designations, rights and preferences of the Preferred Stock are described below.

         The Preferred Stock is convertible into the Company's Common Stock at a price equal to the lesser of (i) $4.40, subject to adjustment, provided, however, that in the event that the Company elects to file a registration statement on Form S-3, such amount shall be the lesser of $4.40 or one hundred ten percent (110%) of the closing bid price of the Company's Common Stock on August 1, 1998 or (ii) a floating conversion price determined by multiplying a Conversion Percentage in effect as of such date by the market price for the Company's Common Stock. The Conversion Percentage shall be ninety percent (90%) for the first one hundred eighty (180) days from the closing date and eighty-five percent (85%) for any day thereafter. The market price for the Company's Common Stock shall be the average of the three lowest closing bid prices for such Common Stock during the twenty (20) consecutive trading days immediately proceeding such date.

         Following the Initial Closing Date, the buyers shall be obligated to purchase and the Company will be obligated to sell an additional 150 shares of Series A Convertible Preferred Stock under the same terms and conditions as the initial shares so issued, provided a series of conditions have been met including, but not limited to, (i) the Company shall have attained shareholder approval permitting issuance of the shares of Common Stock underlining the Series

A Convertible Preferred Stock in accordance with applicable law, (ii) the Company's registration statement relating to the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock has been declared effective, (iii) there has been no change in the listing or threat of delisting thereof of the Company's Common Stock from the Nasdaq Stock Market, (iv) the closing bid price of the Company's Common Stock is greater than $2.50 per share on the day immediately proceeding the notification of such closing, and (v) there has not been a material adverse change in the business or financial condition or results of operations of the Company.

         Under the terms of the securities purchase agreement for the Series A Convertible Preferred Stock, the Company is obligated to prepare and file a registration statement providing for the resale of the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock within sixty (60) days after May 15, 1998 if the Company intends to file the registration statement Form SB-2 or August 15, 1998 if the Company intends to file the registration statement Form S-3. The Company has elected to file a registration statement on Form S-3. The Company shall use its best efforts to have such registration declared effective by September 30, 1998 (provided that if the Securities and Exchange Commission reviews the registration statement on Form S-3 and in connection with such review requests the audited financial statements of the Company for the year ending September 30, 1998 in order to declare such registration effective, the deadline shall be extended to October 30, 1998). In the event such registration is not declared effective by such date, both the fixed conversion price and the variable conversion price would be reduced by two percent and would be further reduced by an additional .06 percent for each calendar day thereafter until such registration statement has been declared effective.

         Assuming the approval of this Proposal 1, and the sale of all 300 shares of Series A Convertible Preferred Stock, the gross proceeds to the Company from the sale of such stock would be $1,500,000. The Company received gross proceeds of $750,000 from the sale of the first 150 shares of Series A Convertible Preferred Stock. After payment of the fees and expenses totaling approximately $57,500, or approximately 7.7% of the gross proceeds, the Company received net proceeds of approximately $692,500. The Company used these proceeds for general working capital, including, but not limited to, equipment purchases. Should the Company obtain stockholder approval for this Proposal 1, the gross proceeds to the Company will be $1,500,000. After payment of fees and expenses of $102,500, the net proceeds to the Company will be $1,397,500. Such net proceeds will be used by the Company for general working capital.

         Rule 4460(i)(1)(D) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires certain companies whose securities are traded on the Nasdaq SmallCap Market (such as the Company) to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance. The initial purchase of 150 shares of Series A Convertible Preferred Stock did not require stockholder approval pursuant to Rule 4460(i)(1)(D) as the Company is not contractually obligated to issue any shares of its Common Stock upon conversion of the Series A Convertible Preferred Stock which would breach the Company's obligation under the rules or regulations of the Nasdaq Stock Market, being a maximum of 19.99% of the then currently issued and outstanding Common Stock. The Company, however, must obtain stockholder approval of this Proposal 1 prior to the sale of the remaining 150 shares of Series A Convertible Preferred Stock. If the Company fails to hold a meeting of its Stockholders by September 5, 1998, then, as partial relief, the Company shall pay to each holder of the Series A Convertible Preferred Stock an amount in cash per preferred share equal to the product of (i) $5,000 multiplied by (ii) .025 multiplied by (iii) the quotient of (x) the number of days after the stockholder meeting deadline that a meeting of the Company's Stockholder is not held, divided by (y) 30.

         Assuming approval of this Proposal 1, the ultimate number of shares of Common Stock into which the 300 shares of Series A Convertible Preferred Stock are convertible is unknown at this time. However, based upon (i) a closing bid price of $______ per share (the closing bid price of the Company's Common Stock on [July __, 1998], being the average of the three (3) lowest closing bid prices of the Company's Common Stock as reported on The Nasdaq Small Cap Market during the preceding 20 consecutive trading days), (ii) a conversion on August[18], 1998 and (iii) assuming the conversion of all 300 shares of Series A Convertible Preferred Stock, the Company would issue an additional 560,845 shares of Common Stock. Such 560,845 shares of Common Stock would represent approximately [___%] of the currently issued and outstanding Common Stock, or approximately [__%] of the Company's issued and outstanding Common Stock, giving proforma effect to such issuance. The amount of shares and percentage of Common Stock ultimately issuable upon conversion of all 300 shares of Series A Convertible Preferred Stock may increase or decrease substantially, depending on changes in the closing bid price of the Company's Common Stock and other anti-dilutive provisions contained in the Series A Convertible Preferred Stock.

Series A Convertible Preferred Stock

         The following is a summary description of the preferences, rights and limitations of the Series A Convertible Preferred Stock as set forth in the Articles of Amendment to the Articles of Incorporation of the Company as filed with the Secretary of State of Florida on May 5, 1998 and attached hereto as Appendix A.

Voting Rights

         The shares of Series A Convertible Preferred Stock carry no voting rights except as required by law. The affirmative vote of holders of not less than 2/3 of then outstanding Series A Convertible Preferred Stock shall be required for (a) any change to the Articles of Amendment or the Company's Certificate of Incorporation which would also amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Convertible Preferred Stock or (b) the Company to issue any shares of Preferred Stock other than pursuant to the Securities Purchase Agreement under which the Series A Convertible Preferred Stock was issued. A vote of holders of not less than 2/3 of the then outstanding Series A Convertible Preferred

Stock shall also be required to authorize or issue any additional or the capital stock that is of senior or equal rank to Series A Convertible Preferred Stock in respect to the preferences as to distribution and payments upon the all liquidation, dissolution and winding up of the Company. The Company shall not authorize or make any amendments of the Company's Articles of Incorporation or By-Laws or file any resolutions of the Board of Directors of the Company containing any provisions, which would adversely effect or otherwise impair the rights or relative holders of the priority of the holders of the Series A Convertible Preferred Stock relative to the Common Stock or the holders of other class of capital stock, without such consent. In the event of the merger or consolidation of the Company with or into another corporation, the Series A Convertible Preferred Stock shall maintain their relative powers, designations and preferences provided and no merger shall result inconsistent therewith.

Dividends

         The holders of the Series A Convertible Preferred Stock are not entitled to any dividends. Until all the Series A Convertible Preferred Stock have been converted or redeemed as provided in the Articles of Amendment to the Company's Articles of Incorporation, the Company shall not directly or indirectly, redeem, or declare or pay any cash dividend or cash distribution on, its Common Stock without the prior express written consent of the holders of not less than 2/3 of the then outstanding Series A Convertible Preferred Stock.

Liquidation Preference

         The Series a Convertible Preferred Stock has a stated value of $5,000 per share (the "Face Value"). In the event that any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Convertible Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series A Convertible Preferred Stock in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company an amount per share equal to the sum of (i) the Face Value and an amount equal to the product of (05) (N/3655) x ($5,000), where N shall be the number of days outstanding.

         At any time, the Company may elect to redeem the Series A Convertible Preferred Stock submitted for conversion in lieu of converting such Series A Convertible Preferred Stock provided that the floating conversion price is less that $2.50. The redemption price of Company redemption in lieu of conversion shall be an amount per share of Series A Convertible Preferred Stock equal to the product of 90% if the conversion is within 180 days after the issue date of such stock or 85% if such conversion date is 181 days after the issuance of the stock times the last reported sale price of the Common Stock on such conversion date.

         The holders of the Series A Convertible Preferred Stock shall have the right, at such holders' option, to require the Company to redeem all or a portion of such holders Preferred Stock at a price per share equal to 125% of the liquidation preference upon the occurrence of a

Major Transaction, as defined below. In addition, after a Triggering Event, as defined below, each holder of the Series A Convertible Preferred Stock shall have the right, at such holders' option, to require the Company to redeem all or a portion of such holders' Preferred Stock at a price per share equal to the greater of (i) 125% of the liquidation preference and (ii) the product of (a) the conversion rate at such time and (b) the closing bid price calculated as of the day immediately proceeding such Triggering Event.

         A Major Transaction shall include (i) the consolidation, merger or other business combination of the Company with or into another person (other than a migratory merger or a transaction in which the Company is the surviving entity and holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold the voting power necessary to elect a majority of the members of the Board of Directors of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets or
(iii) consummation of purchase, tender offer or exchange offer made to the holders of more than 30% of the Company's outstanding shares of Common Stock. A Triggering Event shall have been deemed to occur at such time as any of the following events shall have occurred: (i) the failure of the registration statement relating to Series A Convertible Preferred Stock to be declared effective by the SEC on or prior to the date which was 45 days after September 30, 1998 (on October 30, 1998, if extended), (ii) failure to keep such registration statement effective pursuant to the terms of the registration rights agreement subject to certain agreed blackout provisions, (iii) the suspension from listing or the failure of the Common Stock to be listed on an exchange for a period of five (5) days; (iv) the Company's stockholders' failure to approve Proposal 1 on or before October 5, 1998 or (v) Randy S. Selman ceases to be either the chief executive officer or president of the Company prior to March 1, 2000 for any reason other than death or disability.

Optional Conversion

         The Preferred Stock is convertible into the Company's Common Stock at a price equal to the lesser of (i) $4.40, subject to adjustment, provided, however, that in the event that the Company elects to file a registration statement on Form S-3, such amount shall be the lesser of $4.40 or one hundred ten percent (110%) of the closing bid price of the Company's Common Stock on August 1, 1998 or (ii) a floating conversion price determined by multiplying a Conversion Percentage in effect as of such date by the market price for the Company's Common Stock. The Conversion Percentage shall be ninety percent (90%) for the first one hundred eighty (180) days from the closing date and eighty-five percent (85%) for any day thereafter.

         Brian Service, Benjamin Swirsky, Randy Selman, Eric Jacobs, David Goodman, and Alan Saperstein, the Company's Directors and Principal Executive Officers, have executed irrevocable proxies to vote for Proposal 1. Messrs. Service, Swirsky, Selman, Jacobs, Goodman and Saperstein own an aggregate of 288,814 shares of Common Stock eligible to vote for such transaction.

         THE BOARD OF DIRECTORS HAS APPROVED THE OFFERING AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE OFFERING. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                 STOCK OWNERSHIP

         As of July 6, 1998 there were 3,300,435 shares of Common Stock issued and outstanding. The 150 Series A Convertible Preferred Stock which are issued and outstanding are the subject of this Proxy do not have voting rights. The following table sets forth, as of July 1, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock class of the Company's voting securities by (i) each person known to the Company who beneficially owns more than 5% of each class of the Company's voting securities (ii) each director; (iii) all named executive officers, (iv) all directors and officers as a group:

      Name and                        Amount of                Percentage
      Address of                       Beneficial                   of
of Beneficial Owner              Ownership of Stock               Class
-------------------              ------------------            ----------

Randy S. Selman(1)                      493,640                  13.38%

Alan M. Saperstein(2)                   513,513                  13.92%

David E. Goodman(3)                     135,714                   4.00%

Benjamin Swirsky(4)                           0

Brian K. Service(5)                      10,938(6)

Eric Jacobs(7)                           18,600(6)

All Officers and
Directors(1)(2)(3)(4)(5)(7)           1,172,405                  28.02%


(1) Includes warrants to purchase 2,791 shares at $1.40 per share, options to acquire an aggregate of 137,230 shares of Common Stock at an exercise price of $.00016 per share and options to acquire an aggregate of 250,000 shares of Common Stock at an exercise price of $2.50 per share. Excludes options to purchase 375,000 shares of Common Stock at an exercise price of $2.50 per share that have not yet vested.

(2) Includes warrants to purchase 1,340 shares at $1.40 per share, options to acquire an aggregate of 137,230 shares of Common Stock at an exercise price of $.00016 per share and options to acquire an aggregate of 250,000 shares of Common Stock at an exercise price of $2.50 per share. Excludes options to purchase 375,000 shares of Common Stock at an exercise price of $2.50 per share that have not yet vested.

(3) Includes options to acquire an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share but excludes an additional 400,000 options, exercisable at $2.50 per share, which have not yet vested.

(4) Excludes options to acquire an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share granted in August 1997 immediately following the Company's initial public offering, which have not yet vested.

(5) Excludes options to acquire an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share granted in August 1997 immediately following the Company's initial public offering, which have not yet vested.

(6)      Less than 1%.

(7) Includes 5,000 warrants purchased in the open market; excludes options to acquire an aggregate of 50,000 shares of Common Stock at an exercise price of $2.50 per share granted in January 1998, which have not yet vested.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                              COST OF SOLICITATION

         The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1999 Annual Meeting must be received by the Company no later than __________, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.


                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    /s/ Randy S. Selman
                                    ----------------------------
                                    Randy S. Selman, President
                                    and Chief Executive Officer
July  ___, 1998

                             VISUAL DATA CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

                                 AUGUST __, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISUAL DATA CORPORATION. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Visual Data Corporation (the "Company") hereby appoints Randy S. Selman the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at 1291 Southwest 29th Avenue, Pompano Beach, Florida 33069, on __, August ___, 1998 at 9:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                                                     FOR          AGAINST             ABSTAIN
1.     To approve the possible issuance of in                       [  ]            [  ]                [  ]
       excess of 19.9% of the presently issued
       and outstanding Common Stock upon
       the conversion of the Series A
       Convertible Preferred Stock and on any
       other matters incident to Proposal 1 contained
       in the Proxy Statement accompanying this Proxy.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July ___, 1998.

DATED:_______________                                ___________________________
                                                     (Signature)

                                                     ___________________________
                                                     (Signature if jointly held)

                                                     ___________________________
                                                     (Printed name(s))

Please sign exactly as name appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

                                   APPENDIX A

                             [STATE OF FLORIDA LOGO]


                               DEPARTMENT OF STATE

I certify the attached is a true and correct copy of the Articles of Amendment, filed on May 5, 1998, to Articles of Incorporation for VISUAL DATA CORPORATION, a Florida corporation, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H98000008425. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below

The document number of this corporation is P93000035279.

                     Given under my hand and the
                     Great Seal of the State of Florida,
                     at Tallahassee, the Capital, this the
                     Fifth day of May, 1998

Authentication Code: 69BA00024605-050598-P93000035279-1/1



GREAT SEAL OF THE STATE OF FLORIDA             /S/ Sandra B. Mortham
                                               -------------------------
                                               Sandra B. Mortham
                                               Secretary of State

                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Mortham
                               Secretary of State

May 5, 1998



VISUAL DATA CORPORATION
1600 S. DIXIE HIGHWAY
#3A
BOCA RATON, FL 33432US




Re: Document Number P93000035279

The Articles of Amendment to the Articles of Incorporation for VISUAL DATA CORPORATION, a Florida corporation, were filed on May 5, 1998.

The certification requested is enclosed. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H98000008425.

Should you have any question regarding this matter, please telephone (850) 487-6050, the Amendment Filing Section.



Darlene Connell
Corporate Specialist
Division of Corporations                          Letter Number: 698AO0024605

                              ARTICLES OF AMENDMENT
                                       to
                            ARTICLES OF INCORPORATION
                                       of
                             VISUAL DATA CORPORATION

               (Pursuant to Sections 607.1006 and 607.0602 of the
                        Florida Business Corporation Act)



         Visual Data Corporation, a corporation organized and existing under the Florida Business Corporation Act (the "Corporation") bearing Document Number P93000035279, hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on May 1, 1998 pursuant to the authority of the Board of Directors:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Articles of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock"), and hereby amends Article IV of the Articles of Incorporation to include the following which states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

         The following shall be added to Article IV of the Corporation's Articles of Incorporation, and shall be inserted at the end of such article:

                                   ARTICLE IV


Series A Convertible Preferred Stock:

                  1. Designation, Amount and Dividends. The designation of this series, which consists of 300 shares of Preferred Stock, is the Series A Convertible Preferred Stock (the "Preferred Shares") and the stated value shall be Five Thousand Dollars ($5,000.00) per share (the "Stated Value"). The Preferred Shares shall not bear any dividends.

                  2. Holder's Conversion of Preferred Shares. A holder of Preferred Shares shall have the right, at such holder's option, to convert the Preferred Shares into shares of the Company's common stock, no par value per share (the "Common Stock"), on the following terms and conditions:

                           a. Conversion Right. Subject to the provisions of Sections 12 and 2(j) below, at any time or times, any holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(i) below) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Preferred Shares in excess of that number of Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Preferred Shares beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Each holder may waive the foregoing limitations with respect to its conversions by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

                           b. Conversion Rate. The number of shares of Common Stock issuable upon conversion of each of the Preferred Shares pursuant to Sections (2)(a) and 2(h) shall be determined according to the following formula (the "Conversion Rate"):

                           (.05)(N/365)(5,000) + 5,000
                           ---------------------------
                                Conversion Price

         For purposes of these Articles of Amendment, the following terms shall have the following meanings:

                                    (i) "Conversion Price" means, as of any
Conversion Date (as defined below) or other date of determination, the lower of the Fixed Conversion Price and the Floating Conversion Price, each in effect as of such date and subject to adjustment as provided herein;

                                    (ii) "Fixed Conversion Price" means $4.40,
subject to adjustment as provided herein; provided, however, that in the event the Company elects, pursuant to Section 2(h) of the Registration Rights Agreement (as defined below), to file the Registration Statement (as defined below) on Form S-3, then the Fixed Conversion Price shall be the lesser of $4.40 and 110% of the Closing Bid Price on August 1, 1998, subject to adjustment as provided herein;

                                    (iii) "Floating Conversion Price" means, as
of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Market Price for the Common Stock, subject to adjustment as provided herein;

                                    (iv) "Conversion Percentage" means (A)
during the period beginning on the Issuance Date of the relevant Preferred Shares and ending on and including the date which is 180 days after such Issuance Date, 90% and (B) on and after the date which is 181 days after the Issuance Date of the relevant Preferred Shares, 85%; subject in each case to adjustment as provided herein;

                                    (v) "Market Price" means, with respect to
any security for any date, the average of the three lowest Closing Bid Prices for such security during the twenty (20) consecutive trading days immediately preceding such date;

                                    (vi) "Closing Bid Price" means, for any
security as of any date, the last closing bid price for such security on the Nasdaq SmallCap Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq SmallCap Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding Preferred Shares. If the Company and the holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(g)(iii) below with the term "Closing Bid Price" being substituted for the term "Market Price." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                                    (vii) "N" means the number of days from, but
excluding, the Issuance Date through and including the Conversion Date for the Preferred Shares for which conversion is being elected; and

                                    (viii) "Issuance Date" means, with respect
to each Preferred Share, the date of issuance of the applicable Preferred Share.

                           c. Effect of Failure to Obtain and Maintain
Effectiveness of Registration Statement. If the registration statement (the "Registration Statement") covering the resale of all of the shares of Common Stock issuable upon conversion or exercise of the Preferred Shares (as defined in the Securities Purchase Agreement), respectively, and required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and the Buyers referred to therein (the "Registration Rights Agreement") is not
(i) filed by the Filing Deadline (as defined in the Registration Rights Agreement) (the "Scheduled Filing Date"), (ii) declared effective by the SEC on or before the Effectiveness Deadline (as defined in the Registration Agreement (the "Scheduled Effective Date"), except where the failure to meet such deadline is the result solely of actions by the holders of Registrable Securities (as defined in the Registration Rights Agreement) or
(iii) if after the Registration Statement has been declared effective by the SEC, sales of all such shares of Common Stock cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Conversion Percentage and the Fixed Conversion Price shall be adjusted as follows:

                                    (I) Conversion Percentage. The Conversion
Percentage in effect at such time shall be reduced by a number of percentage points equal to the sum of (x) 2 and (y) the product of (I) .06 and (II) the sum of (i) the number of days after the Scheduled Filing Date that the relevant Registration Statement is not filed with the SEC, (which number of days shall not include days for which the sole reason that the relevant Registration Statement was not filed was because of actions by holders of Registrable Securities) (ii) the number of days after the Scheduled Effective Date that the relevant Registration Statement is not declared effective by the SEC and (iii) the number of days (excluding days during an Allowable Grace Period (as defined in the Registration Rights Agreement)) that sales cannot be made pursuant to the Registration Statement in accordance with the Registration Statement after the Registration Statement has been declared effective (which number of days shall not include days for which the sole reason that sales cannot be made is because of actions by holders of Registrable Securities (such number of days being collectively referred to as the "Registration Statement Default Days"); and

                                    (II) Fixed Conversion Price. The Fixed
Conversion Price in effect at such time shall be reduced by an amount equal to the sum of (x) the product of .02 and the Fixed Conversion Price in effect as of the Issuance Date and (y) the product of (I) the Fixed Conversion Price in effect as of the Issuance Date and (II) .0006 multiplied by the number of Registration Statement Default Days.

Notwithstanding the foregoing, in no event shall the Conversion Percentage be reduced pursuant to Section 2(c)(A) above by a number of percentage points which in the aggregate exceeds 20 nor shall the Fixed Conversion Price be reduced pursuant to Section 2(c)(B) above by an amount which in the aggregate exceeds the product of .20 and the Fixed Conversion Price in effect as of the Issuance Date.

                           d. Adjustment to Conversion Price -- Dilution and
Other Events. In order to prevent dilution of the rights granted under these Articles of Amendment, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

                                    (i) Adjustment of Fixed Conversion Price
upon Issuance of Common Stock. If and whenever on or after the date of issuance of the Preferred Shares, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than shares of Common Stock deemed to have been issued by the Company in connection with Approved Issuances (as defined below)) for a consideration per share less than the Market

Price in effect immediately prior to such time (the "Applicable Price"), then immediately after such issue or sale, the Fixed Conversion Price shall be reduced to an amount equal to the product of (x) the Fixed Conversion Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product of the Applicable Price and the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Applicable Price and (II) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. For purposes of determining the adjusted Fixed Conversion Price under this Section 2(d)(i), the following shall be applicable:

                                            (A) Issuance of Options. If the
         Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than in connection with an Approved Issuance or upon conversion of the Preferred Shares) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 2(d)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                                            (B) Issuance of Convertible
         Securities. If the Company in any manner issues or sells any Convertible Securities (other than in connection with an Approved Issuance or upon conversion of the Preferred Shares) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this Section 2(d)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Fixed Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this Section 2(d)(i), no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

                                            (C) Change in Option Price or Rate
         of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Fixed Conversion Price in effect at the time of such change shall be readjusted to the Fixed Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

                                            (D) Certain Definitions. For
         purposes of determining the adjusted Fixed Conversion Price under this
         Section 2(d)(i), the following terms have meanings set forth below:

                                                     (I) "Approved Issuances"
         shall mean (i) a loan from a commercial bank (not having any equity feature), (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation or (B) as consideration for the acquisition of a business, product or license or other assets by the Company, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the issuance of securities under existing agreements of the Company listed on Schedule 4(g) of the Securities Purchase Agreement between the Company and the initial holders of the Preferred Shares (the "Securities Purchase Agreement") or (vi) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation contract for the benefit of the Company's employees or directors.

                                                     (II) "Common Stock Deemed
         Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(d)(i)(A) and 2(d)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Preferred Shares.

                                            (E) Treatment of Expired Options and
         Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon the exercise of any Option or upon exercise, conversion or exchange of any Convertible Security is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Fixed Conversion Price then in effect will be readjusted to the Fixed Conversion Price which would have been effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                                            (F) Effect on Fixed Conversion Price
         of Certain Events. For purposes of determining the adjusted Fixed Conversion Price under this Section 2(d)(i), the following shall be applicable:

                                                     (I) Calculation of
         Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price of such security on the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of a majority of the Preferred Shares then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be deemed binding upon all parties absent manifest error.

                                                     (II) Integrated
         Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

                                                     (III) Treasury Shares. The
         number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                                                     (IV) Record Date. If the
         Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    (ii) Adjustment of Fixed Conversion Price
         upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

                                    (iii) Adjustment of Floating Conversion
         Price upon Issuance of Convertible Securities. If the Company in any manner issues or sells Convertible Securities that are convertible into Common Stock at a price which varies with the market price of the Common Stock (the formulation for such variable price being herein referred to as, the "Variable Price") and such Variable Price is not calculated using the same formula used to calculate the Floating Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of the Preferred Shares ("Variable Notice") on the date of issuance of such Convertible Securities. If the holders of Preferred Shares representing at least two-thirds (2/3) of the Preferred Shares then outstanding provide written notice via facsimile and overnight courier (the "Variable Price Election Notice") to the Company within five (5) business days of receiving a Variable Notice that such holders desire to replace the Floating Conversion Price then in effect with the Variable Price described in such Variable Notice, the Company shall prepare and deliver to each holder of the Preferred Shares via facsimile and overnight courier a copy of an amendment to these Articles of Amendment (the "Variable Price Amendment") that substitutes the Variable Price for the Floating Conversion Price (together with such modifications to these Articles of Amendment as may be required to give full effect to the substitution of the Variable Price for the Floating Conversion Price) within five (5) business days after receipt of the requisite number of Variable Price Election Notices set forth above. The Company shall file such Variable Price Amendment with the Secretary of State of the State of Florida within five (5) business days after delivery of the Variable Price Amendment to the holders of the Preferred Shares; provided that in the event that the Company receives a notice prior to the filing of the Variable Price Amendment from any holder who has delivered a Variable Price Election Notice in connection with such Variable Price Amendment that such holder objects to the form of the Variable Price Amendment, the Company shall not file such

         Variable Price Amendment until such time as the Variable Price Amendment has been revised to the reasonable satisfaction of such holder and approved in writing by the holders of the Preferred Shares representing at least two-thirds (2/3) of the Preferred Shares then outstanding. Except as provided in the preceding proviso, a holder's delivery of a Variable Price Election Notice shall serve as the consent required to amend these Articles of Amendment pursuant to Section 13 below.

                                    (iv) Reorganization, Reclassification,
         Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) to insure that each of the holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of such holder's Preferred Shares, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Preferred Shares had such Organic Change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(d) and
         Section 2(e) below will thereafter be applicable to the Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Fixed Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Fixed Conversion Price in effect immediately prior to such consolidation, merger or sale and an immediate revision to the Floating Conversion Price to reflect the price of the common stock of the surviving entity and the market in which such common stock is traded). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding), the obligation to deliver to each holder of Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                                    (v) Certain Events. If any event occurs of
         the type contemplated by the provisions of this Section 2(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(d). The good faith determination of the Board of Directors regarding the appropriate adjustment pursuant to this Section 2(d)(v) shall be binding on the holders of the Preferred Shares.

                                    (vi)    Notices.

                                            (A) Immediately upon any adjustment
         of the Conversion Price, the Company will give written notice thereof to each holder of Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                            (B) The Company will give written
         notice to each holder of Preferred Shares at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                                            (C) The Company will also give
         written notice to each holder of Preferred Shares at least fifteen (15) days prior to the date on which any Organic Change, dissolution or liquidation will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                           e. Purchase Rights. In addition to any adjustments of
the Conversion Price pursuant to Section 2(d) above, if at any time after the Issuance Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the timing or amount of conversions) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                           f. Fixing of Conversion Price - Major Corporate Event
Announcement. Notwithstanding anything contained in Section 2(b) above, in the event (i) the Company makes a public announcement that it intends to consolidate or merge with or into another Person or engage in a business combination involving the issuance or exchange of 30% or more of the Company's outstanding Common Stock, other than pursuant to an Exempt Major Transaction (as defined in Section 3(c)(i) below) (ii) the Company makes a public announcement that it intends to sell or transfer substantially all of the Company's assets, or (iii) any person, group or entity (including the Company) publicly announces a purchase, tender or exchange offer for 50% or more of the Company's outstanding Common Stock (the transactions described in clauses (i), (ii) and (iii) above are hereinafter referred to as "Major Corporate Events" and the date of the announcement referred to in clause (i),
(ii) or (iii) is hereinafter referred to as the "Announcement Date"), then the Fixed Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the Conversion Price which would have been applicable for a conversion by the holder pursuant to Section 2(a) occurring on the Announcement Date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 2(a). For purposes hereof, "Adjusted Conversion Price Termination Date" shall mean, with respect to any proposed Major Corporate Event for which a public announcement as contemplated by this Section 2(f) has been made, the date upon which the Company or the person, group or entity (in the case of clause (iii) above) publicly announces the consummation, termination or abandonment of the proposed Major Corporate Event which was the subject of the previous public announcement.

                           g. Mechanics of Conversion. Subject to the Company's
inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 4 below:

                                    (i) Holder's Delivery Requirements. To
         convert Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion as described in Section 19 (the "Conversion Notice"), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

                                    (ii) Company's Response. Upon receipt by the
         Company of a facsimile copy of a Conversion Notice, the Company shall promptly, but in no event later than the next business day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent") (as applicable) shall, on the next business day following the date of receipt of both (or the second business day following the date of receipt of both if received after 11:00 a.m. local time of the Company), (I) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (II) credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than two business days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

                                    (iii) Dispute Resolution. In the case of a
         dispute as to the determination of the Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Market Price or arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile
         (A) the disputed determination of the Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. The period of time in which the Company is required to effect conversions or redemptions under these Articles of Amendment shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 2(g)(iii).

                                    (iv) Record Holder. The person or persons
         entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                    (v) Company's Failure to Timely Convert. If
         within five (5) business days of the Company's receipt of the Preferred Stock Certificates to be converted and the Conversion Notice (the "Share Delivery Period") the Company shall fail to issue a certificate to a holder or credit the holder's balance account with The Depository Trust Company for the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of Preferred Shares or to issue a new Preferred Stock Certificate representing the number of Preferred Shares to which such holder is entitled pursuant to Section 2(g)(ii) (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to
         Section 8 thereof), the Company shall pay additional damages to such holder on each date after such fifth (5th) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 2(g)(ii) and to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 2(g)(ii), the number of shares of Common Stock issuable upon conversion of the Preferred Shares represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 2(g) (ii) and (B) the Closing Bid Price of the Common Stock on the last possible date which the Company could have issued such Common Stock and such Preferred Stock Certificate, as the case may be, to such holder without violating Section 2(g)(ii). In addition to the foregoing, if for any reason a holder has not received all of the shares of Common Stock prior to the tenth (10th) business day after the expiration of the Share Delivery Period with respect to a conversion of Preferred Shares, then the Fixed Conversion Price in respect of any Preferred Shares held by such holder (including Preferred Shares submitted for conversion, but for which shares of Common Stock have not been issued to such holder) shall thereafter be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Conversion Notice which resulted in a Conversion Failure and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the day such shares of Common Stock are delivered to the holder. The Fixed Conversion Price shall thereafter be subject to further adjustment for any other events described in this Section 2. If the Company fails to pay the additional damages set forth in this Section 2(g)(v) within five business days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the cash additional damages set forth in this Section 2(g)(v), the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the additional damages payments described above divided by (Y) the Conversion Price in effect on such Conversion Date as is specified by the holder in writing to the Company.

                           h. Mandatory Conversion. Subject to Section 12, if any Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Preferred Shares had given the Conversion Notice on the Mandatory Conversion Date; provided, however, that if a Triggering Event has occurred and is continuing on the Mandatory Conversion Date, then the Company shall, within five business days following the Mandatory Conversion Date (unless otherwise notified in writing by the holder of its request to have the Preferred Shares converted into Common Stock), pay to each holder of Preferred Shares then outstanding, in immediately available funds, an amount equal to the Triggering Event Redemption Price as of the Mandatory Conversion Date. All holders of Preferred Shares shall thereupon surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent, provided that the Company has complied with its obligations under this Section 2(h). Notwithstanding the foregoing, if the Common Stock is not designated for quotation on the Nasdaq SmallCap Market, the Nasdaq National Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. but such events do not constitute a Triggering Event, then the Mandatory Conversion Date shall be extended until the Common Stock is so designated or listed. "Mandatory Conversion Date" means the date which is five years after the applicable Issuance Date, subject to extension (i) as described in the immediately preceding sentence and (ii) pursuant to Section 3(u) of the Registration Rights Agreement, which extension shall be equal to one day for each day in any Allowable Grace Period (as defined in the Registration Rights Agreement).

                           i. Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                           j. Conversion Restrictions. The right of a holder of Preferred Shares to convert Preferred Shares pursuant to this Section 2 shall be limited as set forth below. Without the prior consent of the Company, a holder shall not be entitled to convert any Initial Preferred Shares (as defined in the Securities Purchase Agreement) at a conversion price less than the applicable Fixed Conversion Price during the period beginning on the Initial Closing Date and ending on the earlier of (i) the date the Registration Statement is declared effective by the SEC and (ii) the Effectiveness Deadline. Notwithstanding the foregoing, the conversion restrictions set forth in this Section 2(j) shall not apply (y) if there shall have occurred a Material Adverse Change (as defined below) or (z) the Company files a registration statement covering the issuance or resale of any shares of Common Stock other than the Registration Statement under the Registration Rights Agreement. For purposes of this Section 2(j), "Material Adverse Change" means any change, event, result or happening involving the Company or any of its subsidiaries resulting in a material adverse effect on the business, financial condition or results or operations of the Company and its subsidiaries, taken as a whole, including, without limitation, an event constituting a Major Transaction (as defined in Section 3(c)) or a Triggering Event (as defined in Section 3(d)) shall have occurred or the Company shall have been notified by the exchange or automated quotation system on which the Common Stock trades that it is beginning or has begun proceedings or steps to delist or suspend the Common Stock from trading on such market.

                           k. Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Preferred Shares except for taxes as a result of a transfer to a party other than an initial holder.

                  3.       Redemption at Option of Holders.

                           a. Redemption Option Upon Major Transaction. In addition to all other rights of the holders of Preferred Shares contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to 125% of the Liquidation Preference (as defined in Section 9 below) ("Major Transaction Redemption Price").

                           b. Redemption Option Upon Triggering Event. In addition to all other rights of the holders of Preferred Shares contained herein, after a Triggering Event (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) 125% of the Liquidation Preference and (ii) the product of (A) the Conversion Rate at such time and (B) the Closing Bid Price calculated as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open

         ("Triggering Event Redemption Price" and, collectively with "Major Transaction Redemption Price," the "Redemption Price").

                           c. "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

                                    (i) the consolidation, merger or other
         business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which the Company is the surviving entity and holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power necessary to elect a majority of the members of the board of directors of the Company);

                                    (ii) the sale or transfer of all or
         substantially all of the Company's assets; or

                                    (iii) consummation of a purchase, tender or
         exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

                           d. "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

                                    (i) the failure of the Registration
         Statement to be declared effective by the SEC on or prior to the date which is 45 days after the Effectiveness Deadline except where the failure of the Registration Statement to be declared effective was the result solely of actions by the holders of Registrable Securities;

                                    (ii) while the Registration Statement is
         required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Preferred Shares for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holder of Preferred Shares;

                                    (iii) the suspension from listing or the
         failure of the Common Stock to be listed on the Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five consecutive days;

                                    (iv) Company's notice to any holder of
         Preferred Shares, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Preferred Shares into shares of Common Stock, including any of the reasons set forth in Section 4(a) below;

                                    (v) the Company's stockholders fail to
         approve the proposal contemplated by Section 4(j) of the Securities Purchase Agreement on or before the earlier of the first meeting of the Company's stockholders after the initial Issuance Date and 150 days after the initial Issuance Date;

                                    (vi) the Company breaches any
         representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this
         Article IV or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days; or

                                    (vii) Randy S. Selman ceases to hold at
         least one of the offices of Chief Executive Officer or President of the Company prior to March 1, 2000 for any reason other than because of death or disability.

                           e. Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than 15 days nor later than 10 days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Preferred Shares. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least 10 days prior to a Major Transaction, at any time within 10 days prior to a Major Transaction), any holder of Preferred Shares then outstanding may require the Company to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Preferred Shares then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of Preferred Shares that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 3(a) above.

                           f. Mechanics of Redemption at Option of Buyer Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Preferred Shares. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Preferred Shares then outstanding may require the Company to redeem all of the Preferred Shares by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the Company, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of Preferred Shares that such holder is electing to redeem and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 3(b) above.

                           g. Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Preferred Shares, the Company shall immediately notify each holder of Preferred Shares by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company or its Transfer Agent such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall deliver the applicable Triggering Event Redemption Price, in the case of a redemption pursuant to Section 3(f), to such holder within five (5) business days after the Company's receipt of a Notice of Redemption at Option of Buyer Upon Triggering Event and, in the case of a redemption pursuant to Section 3(e), the Company shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Preferred Shares to be redeemed, the Company shall redeem an amount from each holder of Preferred Shares being redeemed equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being redeemed. If the Company shall fail to redeem all of the Preferred Shares submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Preferred Shares may have under these Articles of Amendment and the Securities Purchase Agreement, the applicable Redemption Price payable in respect of such unredeemed Preferred Shares shall bear interest at the rate of 2.5% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to a holder of Preferred Shares submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to such holder(s) all of the Preferred Shares that were submitted for redemption by such holder(s) under this
         Section 3 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Triggering Event or the Notice(s) of Redemption at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with respect to those Preferred Shares submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Preferred Shares submitted to the Company by each holder for redemption under this Section 3(g) and for which the applicable Redemption Price has not been paid, (iii) the Fixed Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the Void Optional Redemption Notice(s) is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon Major Transaction or the Notice(s) of Redemption at Option of Buyer Upon Triggering event, as the case may be, is delivered to the Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect, and (iv) the Conversion Percentage in effect at such time shall be reduced by a number of percentage points equal to the product of (A) .50 and (B) the number of days in the period beginning on the date which is the last date on which the Triggering Event Redemption Price or Major Transaction Redemption Price, as the case may be, is required to be delivered in accordance with the foregoing provisions of this Section 3(g) and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company. Notwithstanding the foregoing, in the event of a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(g)(iii) above with the term "Closing Bid Price" being substituted for the term "Average Market Price" and the term "Redemption Price" being substituted for the term "Conversion Rate". A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3 shall have priority to payments to other stockholders in connection with a Major Transaction.

                  4.       Inability to Fully Convert.

                           a. Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice or on the Mandatory Conversion Date, the Company can not issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities, including without limitation the Exchange Cap, from issuing all of the Common Stock which is to be issued to a holder of Preferred Shares pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 2(g) above and, with respect to the unconverted Preferred Shares, the holder, solely at such holder's option, can elect to:

                                    (i) require the Company to redeem from such
         holder those Preferred Shares for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per Preferred Share (the "Mandatory Redemption Price") equal to the Triggering Event Redemption Price as of such Conversion Date;

                                    (ii) if the Company's inability to fully
         convert Preferred Shares is pursuant to Section 4(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(g) above;

                                    (iii) void its Conversion Notice and retain
         or have returned, as the case may be, the nonconverted Preferred Shares that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice); or

                                    (iv) if the Company's inability to fully
         convert Preferred Shares is pursuant to the Exchange Cap described in
         Section 4(a)(y) above, and the issuance of additional Conversion Shares at a Conversion Price equal to the Market Price would not violate the rules or regulations of The Nasdaq Stock Market, Inc., then, subject to
         Section 12, require the Company to issue shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(g) above at a Conversion Price equal to the Market Price of the Common Stock on the date of such holder's Notice in Response to Inability to Convert (as defined below).

                           b. Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 4(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Preferred Shares which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 4(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

                           c. Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 4(a)(i) above, the Company shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 4(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Preferred Shares may have under these Articles of Amendment and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.5% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may void the Mandatory Redemption with respect to those Preferred Shares for which the full Mandatory Redemption Price has not been paid and (i) receive back such Preferred Shares and (ii) the Fixed Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the holder voided the Mandatory Redemption and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption. Notwithstanding the foregoing, if the Company fails to pay the applicable Mandatory Redemption Price within such thirty (30) days time period due to a dispute as to the determination of the arithmetic calculation of the Redemption Rate, such dispute shall be resolved pursuant to Section 2(g)(iii) above with the term "Redemption Price" being substituted for the term "Conversion Rate".

                           d. Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Preferred Shares on the same day and the Company can convert and redeem some, but not all, of the Preferred Shares pursuant to this Section 4, the Company shall convert and redeem from each holder of Preferred Shares electing to have Preferred Shares converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being converted and redeemed at such time.

                  5. Company's Right to Redeem in Lieu of Conversion. (a) Notwithstanding Section 2 or anything herein to the contrary, but subject to Section 5(e), at any time after the initial Issuance Date, the Company may elect to redeem Preferred Shares submitted for conversion in lieu of converting such Preferred Shares, provided that the Floating Conversion Price for such Preferred Shares on the Conversion Date is less than $2.50 (appropriately adjusted for any stock dividend, stock split or other similar transaction) (a "Company Redemption in Lieu of Conversion"). If the Company elects to redeem some, but not all, of the Preferred Shares submitted for conversion, the Company shall redeem a number of Preferred Shares from each holder of Preferred Shares submitted for conversion on the applicable date equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares submitted for conversion which the Company elects to redeem.

                           (b) Redemption Price of Company Redemption in Lieu of Conversion. The "Redemption Price of Company Redemption in Lieu of Conversion" shall be an amount per Preferred Share equal to the product of (i) the Conversion Rate of the Preferred Shares on the Conversion Date and (ii) the last reported sale price of the Common Stock (as reported by Bloomberg) on the Conversion Date.

                           (c) Mechanics of Company Redemption in Lieu of Conversion. The Company shall exercise its right to redeem by delivering written notice by facsimile and overnight courier ("Notice of Company Redemption in Lieu of Conversion") to (i) each holder of the Preferred Shares and (ii) the Transfer Agent. Such Notice of Company Redemption in Lieu of Conversion shall indicate (A) the maximum, if any, number of Preferred Shares which shall be subject to Company Redemption in Lieu of Conversion which maximum number of Preferred Shares, if less than all of the Preferred Shares outstanding, shall be allocated pro rata among the holders of Preferred Shares (based on the number of Preferred Shares held by each holder on the date of the Company's delivery of Notice of Company Redemption in Lieu of Conversion relative to the total number of Preferred Shares outstanding on such date), (B) confirm the time period during which the Company may effect Company Redemption in Lieu of conversion, which period shall begin on and include the date which is five business days after the date of receipt by all of the holders' of the Notice of Redemption in Lieu of Conversion and shall end on and include the date which is 30 calendar days after the fifth business day following the date of receipt by all of the holders of the Notice of Redemption in Lieu of Conversion (the "Redemption in Lieu of Conversion Period").

         The Company may terminate a Redemption in Lieu of Conversion Period at any time with respect to Preferred Shares which have not been submitted for conversion by delivering written notice of such termination to each holder of Preferred Shares by facsimile and overnight courier at least five days business days prior to the date of such termination. Any Preferred Shares submitted for conversion after the termination of the Redemption in Lieu of Conversion Period or the number of which is in excess of the maximum number of Preferred Shares designated in the Notice of Company Redemption in Lieu of Conversion shall be converted in accordance with Section 2.

                           (d) Payment of Redemption Price. The Company shall pay the applicable Redemption Price of Company Redemption in Lieu of Conversion to the holder of the Preferred Shares being redeemed in cash within five business days after the Conversion Date, but not prior to such holder's delivery to the Company of the Preferred Stock Certificates representing the Preferred Shares being redeemed. If the Company shall fail to pay the applicable Redemption Price of Company Redemption in Lieu of Conversion to such holder on a timely basis as described in this Section 5(d), in addition to any remedy such holder of Preferred Shares may have under these Articles of Amendment, the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 2.5% per month (or the maximum rate permitted by law, whichever is lower), pro rated for partial months, until paid in full. Until the Company pays such unpaid applicable Redemption Price of Company Redemption in Lieu of Conversion in full to each holder, each holder of Preferred Shares submitted for redemption pursuant to this Section 5 and for which the applicable Redemption Price of Company Redemption in Lieu of Conversion has not been paid, shall have the option (the "Void Company Redemption Option") to, in lieu of redemption, require the Company to promptly return to each holder all of the Preferred Shares that were submitted for redemption by such holder under this Section 5 and for which the applicable Redemption Price of Company Redemption in Lieu of Conversion has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Company Redemption Notice"). Upon the Company's receipt of such Void Company Redemption Notice(s) prior to payment of the full applicable redemption price to each holder, (i) the Company's Redemption in Lieu of Conversion shall be null and void with respect to those Preferred Shares submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Preferred Shares submitted to the Company by each holder for redemption under this Section 5 and for which the applicable Redemption Price of Company Redemption in Lieu of Conversion has not been paid and (iii) the Fixed Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Conversion Price applicable to such conversion on the date on which such Preferred Shares were originally presented for conversion and (B) the Conversion Price which would have been effect if such Preferred Shares were presented for conversion on the business day immediately following the last day on which the Company could have effected a timely Company Redemption in Lieu of Conversion. Notwithstanding the foregoing, if the Company fails to pay the applicable Redemption Price of Company Redemption in Lieu of Conversion to a holder within the time period described in this Section 5(d) due to a dispute as to the arithmetic calculation of the Redemption Price of Company Redemption in Lieu of Conversion, such dispute shall be resolved pursuant to Section 2(f)(iii) above with the term "Redemption Price of Company Redemption in Lieu of Conversion" being substituted for the term "Conversion Rate." If the Company fails to timely effect a

         Company Redemption in Lieu of Conversion in accordance with this
         Section 5, the Company shall not be allowed to submit another Notice of Company Redemption in Lieu of Conversion without the prior written consent of the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding.

                           (e) Company Must Have Immediately Available Funds or Credit Facilities. The Company shall not be entitled to send any Notice of Company Redemption in Lieu of Conversion pursuant to Section 5(b) above and begin the redemption procedure under this Section 5, unless it has:

                                    (1) the full amount of the Redemption Price
         of Company Redemption in Lieu of Conversion in cash, available in a demand or other immediately available account in a bank or similar financial institution;

                                    (2) credit facilities, with a bank or
         similar financial institutions that are immediately available and unrestricted for use in redeeming the Preferred Shares, in the full amount of the Redemption Price of Company Redemption in Lieu of Conversion;

                                    (3) a written agreement with a standby
         underwriter or qualified buyer ready, willing and able to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to a Company Redemption in Lieu of Conversion; or

                                    (4) a combination of the items set forth in
         the preceding clauses (i), (ii) and (iii), aggregating the full amount of the Redemption Price of Company Redemption in Lieu of Conversion.

                  6. Reissuance of Certificates. In the event of a conversion or redemption pursuant to these Articles of Amendment of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Shares a preferred stock certificate representing the remaining Preferred Shares which have not been so converted or redeemed.

                  7. Reservation of Shares. The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible. The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holder.

                  8. Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law, including but not limited to the Florida Business Corporation Act, and as expressly provided in these Articles of Amendment.

                  9. Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the sum of
         (i) $5,000 and (ii) an amount equal to the product of (.05) (N/365) ($5,000) (such sum being referred to as the "Liquidation Preference"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with the Articles of Incorporation of the Company then in effect, as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

                  10. Preferred Rank; Participation. (i) All shares of Common Stock shall be of junior rank to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Articles of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Florida Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                  (ii) Subject to the rights of the holders, if any, of the Pari Passu Shares, the holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

                  11. Restriction on Redemption and Cash Dividends with respect to Other Capital Stock. Until all of the Preferred Shares have been converted or redeemed as provided herein the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or cash distribution on, its Common Stock without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares.

                  12. Limitation on Number of Conversion Shares. Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Preferred Shares if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon Conversion of the Preferred Shares (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of The Nasdaq Stock Market, Inc., except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules and regulations of The Nasdaq Stock Market for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding. Until such approval or written opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon conversion of Preferred Shares, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of Preferred Shares shall convert all of such holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such holder.

                  13. Vote to Change the Terms of Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, shall be required for (a) any change to these Articles of Amendment or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares or (b) the Company to issue any Preferred Shares other than pursuant to the Security Purchase Agreement.

                  14. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

                  15. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in these Articles of Amendment shall be cumulative and in addition to all other remedies available under these Articles of Amendment, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of these Articles of Amendment. The Company covenants to each holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                  16. Specific Shall Not Limit General; Construction. No specific provision contained in these Articles of Amendment shall limit or modify any more general provision contained herein. These Articles of Amendment shall be deemed to be jointly drafted by the Company and all Buyers and shall not be construed against any person as the drafter hereof.

                  17. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  18. Restrictions on Transfers. Without the prior consent of the Company, no holder of Preferred Shares shall be entitled to sell any Preferred Shares to the extent that, immediately following such sale, there would be more than two holders of Preferred Shares.




                       THIS PAGE INTENTIONALLY LEFT BLANK

                  19. Form of Conversion Notice. Each Conversion Notice required to be delivered by a holder of Preferred Shares shall be in the following form:

                     --------------------------------------

                             VISUAL DATA CORPORATION
                                CONVERSION NOTICE

Reference is made to the Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment"). In accordance with and pursuant to the Articles of Amendment, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the "Preferred Shares"), of Visual Data Corporation, a Florida corporation (the "Company"), indicated below into shares of Common Stock, no par value per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

         Date of Conversion:____________________________________________________

         Number of Preferred Shares to be converted:____________________________

         Stock certificate no(s). of Preferred Shares to be converted:__________

Please confirm the following information:

         Conversion Price:______________________________________________________

         Number of shares of Common Stock to be issued:_________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to:              ________________________________________________
                                ________________________________________________
                                ________________________________________________


         Facsimile Number:      ________________________________________________

         Authorization:         ________________________________________________
                                By:_____________________________________________
                                Title:__________________________________________

         Dated:                 ________________________________________________

         Account Number:
           (if electronic book entry transfer):_________________________________

         Transaction Code Number (if electronic book entry transfer):___________

         20. Elimination of Shares. Pursuant to the authorization of the Company's Board of Directors on March 21, 1995, the Company has designated the terms and conditions of 650,000 shares of Series A Preferred Stock, $.0001 par value per share, and pursuant to the authorization of the Company's Board of Directors on October 31, 1995, the Company has designated the terms and conditions of 1,000,000 shares of Series B Preferred Stock, $.0001 par value per share. Inasmuch as no shares of either designation remain outstanding, the Board of Directors has adopted resolutions setting forth the elimination of the aforesaid shares of Preferred Stock, and in accordance with said resolutions, the Company's Articles of Incorporation are hereby amended. The Company does hereby eliminate the designations of the aforesaid shares of Preferred Stock authorized pursuant to such designations.

         IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be signed on behalf of the Company, as of the 1st day of May, 1998.



                                               VISUAL DATA CORPORATION
                                               (a Florida corporation)


                                               By: /s/ Randy S. Selman
                                                  --------------------
                                               Name:   Randy S. Selman
                                               Its:    President